MERIDIAN FUND, INC.®

MERIDIAN CONTRARIAN FUND

CLASS A SHARES: MFCAX; CLASS C SHARES: MFCCX; INVESTOR CLASS SHARES: MFCIX

Supplement dated January 29, 2024

to the Funds’ Prospectus and Summary Prospectus

dated October 31, 2023

Contrarian Fund

The Average Annual Total Returns Table for the Contrarian Fund is deleted in its entirety and replaced with the following:

Average Annual Total Returns

(For the year ended December 31, 2022)

MERIDIAN CONTRARIAN FUND Investor Class Shares (11/15/13)	1 Year	5 Year	Life of Class

Return Before Taxes	(16.86)%	8.19%	9.40%
Return After Taxes on Distributions	(18.90)%	5.22%	6.56%
Return After Taxes on Distributions and Sale of Fund Shares1	(8.50)%	6.05%	6.98%
Class A Shares (11/15/13) Return Before Taxes	(21.82)%	6.65%	8.41%
Class C Shares (07/01/15) Return Before Taxes	(17.66)%	7.18%	8.58%
Russell 2500® Index (reflects no deductions for fees, expenses or taxes)	(18.37)%	5.89%	8.09%
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	(13.09)%	4.75%	10.81%

1

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE